UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

HOMESTEAD FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HOMESTEAD FUNDS, INC., on behalf of its series:

Daily Income Fund	Short-Term Government Securities Fund
Short-Term Bond Fund	Stock Index Fund
Value Fund	Growth Fund
Small-Company Stock Fund	International Equity Fund

4301 Wilson Boulevard
Arlington, Virginia 22203

April 30, 2019
Dear Shareholder:
Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the "Meeting") of Homestead Funds, Inc. (the "Company"). The Meeting is scheduled for June 27, 2019. If you are a shareholder of record of a series of the Company (each, a "Fund" and, collectively, the "Funds") as of the close of business on April 1, 2019, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of the Meeting.
At the Meeting:
●	Shareholders of all of the Funds will be asked to elect four Directors to the Company's Board of Directors (the "Board"); and
●
Shareholders of the Funds will be asked to approve a proposal to authorize RE Advisers Corporation and the Company to enter into and materially amend certain investment sub-advisory agreements, with the approval of the Board, but without obtaining additional shareholder approval.

 The Board has unanimously approved each proposal and recommends that you vote "FOR" each proposal as described in the proxy statement.
Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by telephone, over the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods. If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.
Thank you for your attention and consideration of these important proposals and for your investment in the Fund(s). If you need additional information, please call the Funds' proxy solicitor, Broadridge Investor Communication Solutions, Inc., toll-free at 844-877-6183.
Sincerely yours,

Mark D. Santero
President, Chief Executive Officer and Director Homestead Funds, Inc.

PROMPT EXECUTION AND RETURN OF YOUR PROXY CARD IS REQUESTED. INSTRUCTIONS ON HOW TO VOTE BY TELEPHONE OR OVER THE INTERNET ARE INCLUDED, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.
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IMPORTANT NEWS FOR SHAREHOLDERS
While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matters that require your vote as a shareholder of Homestead Funds, Inc. (the "Company") and of one or more of the Company's series, which include the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund (each, a "Fund" and, collectively, the "Funds").
Questions & Answers
Q. What am I being asked to approve?
A. You are being asked to approve two Proposals.
First, shareholders of the Company are being asked to elect four Directors to the Company's Board of Directors (the "Board"). Two nominees are currently Directors of the Company and two nominees would, if elected, be new Directors of the Company.
Second, shareholders of each Fund are being asked to approve a proposal to authorize RE Advisers Corporation (the "Adviser") and the Company, on behalf of the Fund, to enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. If the proposal is approved, the Board, including a majority of the Directors who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")), would continue to be required to approve all such sub-advisory agreements. Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a sub-advisory agreement without obtaining shareholder approval, but the Company and the Adviser have obtained an exemptive order from the Securities and Exchange Commission that permits the Adviser and the Company to do so, provided that the shareholders of the relevant Funds have authorized the Adviser and the Company to do so in reliance on that order. The Directors believe that having the flexibility to select and contract with sub-advisers that are not affiliated persons of the Adviser without incurring the delay and expense involved with obtaining shareholder approval of new sub-advisory agreements or material amendments to existing sub-advisory agreements is appropriate and in the best interest of shareholders of all Funds and will allow each Fund to operate more efficiently.
Q. How do the Directors suggest that I vote?
A. After carefully reviewing each Proposal, the Directors have determined that the Proposals are in the best interests of the shareholders of the Funds. The Directors recommend that you vote "FOR" the Proposals.
Q. Who is paying for the proxy solicitation costs associated with this solicitation?
A. The Funds have retained Broadridge Investor Communication Solutions, Inc. ("Broadridge") to assist in the solicitation of proxies of shareholders of the Company at a cost that is not expected to exceed $180,000, although actual costs may be substantially higher. These and any other expenses that are not readily identifiable to a specific Fund will be allocated among the Funds pro rata based on assets.  Although none are currently expected, any expenses of the solicitation that are readily identifiable to a specific Fund (e.g., such as expenses that may be associated with soliciting additional shareholder votes with respect to a specific Fund) will be applied to that Fund.
Q. Will my vote make a difference?
A. Yes. Your vote is needed to ensure that the Proposals can be acted upon. We encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card may help save the costs of any further solicitations.
Q. How do I place my vote?
A. You can vote in any one of four ways:
•      Over the Internet via the website listed on your proxy card;
•       By telephone, with a toll-free call to the number listed on your proxy card;

•       By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or
•       In person, by attending the Meeting.
We encourage you to vote, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.
Q. If I send my proxy in now as requested, can I change my vote later?
A. You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the Company; (2) submitting a revised proxy; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card. This will help us ensure that holders of a sufficient number of shares are present for the Proposals to be considered.
Q. Whom should I call for additional information about this proxy statement?
A. We will be happy to answer your questions about this proxy solicitation. Please call Broadridge, the Funds' proxy solicitor, at 844-877-6183. Representatives are available between 9:00 a.m. and 10:00 p.m., Eastern Time, Monday through Friday.

PROMPT EXECUTION AND RETURN OF YOUR PROXY CARD IS REQUESTED. INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE ARE INCLUDED, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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HOMESTEAD FUNDS, INC., on behalf of its series:

Daily Income Fund	Short-Term Government Securities Fund
Short-Term Bond Fund	Stock Index Fund
Value Fund	Growth Fund
Small-Company Stock Fund	International Equity Fund

4301 Wilson Boulevard
Arlington, Virginia 22203

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
 TO BE HELD ON June 27, 2019
To shareholders of each series (each, a "Fund" and, collectively, the "Funds") of Homestead Funds, Inc. (the "Company"):
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting"), subject to any adjournment(s) or postponement(s) thereof, will be held on June 27, 2019 at 10:00 A.M. Eastern Time, at the offices of the Company at 4301 Wilson Boulevard, Arlington, Virginia 22203.
The following is a list of proposals (each, a "Proposal" and, collectively, the "Proposals") presented in the Proxy Statement:
Proposals:
1.	To elect Julie H. Dellinger, Judith H. McKinney, Mark D. Santero, and Peter J. Tonetti to serve as Directors of the Company.
2.
To authorize RE Advisers Corporation and the Company to enter into and materially amend certain investment sub-advisory agreements, with the approval of the Board of Directors, but without obtaining additional shareholder approval.

3.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

 With respect to Proposal 1, shareholders of all of the Funds will vote together as a single class. With respect to Proposal 2, shareholders of each Fund will vote separately as a single class.
All Shareholders are cordially invited to attend the Meeting. However, whether or not you are able to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote at any time before it has been voted even though a proxy has already been returned by sending a written revocation to the Secretary of the Company, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.
Shareholders of record as of the close of business on April 1, 2019 (the "Record Date"), are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) of the Meeting.
Each of the Proposals is described in the Proxy Statement. Please read it carefully.
The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Directors unanimously recommend that you vote "FOR" all of the Proposals.
By Order of the Board of Directors

Mark D. Santero
President, Chief Executive Officer and Director Homestead Funds, Inc.

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.
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TABLE OF CONTENTS
PROPOSAL 1. ELECTION OF DIRECTORS	3
PROPOSAL 2. APPROVAL OF AUTHORIZATION FOR THE ADVISER AND THE COMPANY TO ENTER INTO AND MATERIALLY AMEND CERTAIN INVESTMENT SUB-ADVISORY AGREEMENTS, WITH THE APPROVAL OF THE BOARD, BUT WITHOUT OBTAINING SHAREHOLDER APPROVAL	10
OTHER INFORMATION	12
EXHIBIT A: OUTSTANDING SHARES	A-1
EXHIBIT B: OWNERSHIP OF SHARES	B-1

HOMESTEAD FUNDS, INC., on behalf of its series:

Daily Income Fund	Short-Term Government Securities Fund
Short-Term Bond Fund	Stock Index Fund
Value Fund	Growth Fund
Small-Company Stock Fund	International Equity Fund

4301 Wilson Boulevard
Arlington, Virginia 22203

PROXY STATEMENT

April 30, 2019

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
June 27, 2019

This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Homestead Funds, Inc. (the "Company") for use at the special meeting of the shareholders of the series of the Company (each, a "Fund" and, collectively, the "Funds") (the "Meeting"), and at any adjournment(s) or postponement(s) thereof, to be held on June 27, 2019 at 10:00 A.M. Eastern Time, at the principal executive offices of the Company at 4301 Wilson Boulevard, Arlington, Virginia 22203, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about May 8, 2019. Please read this Proxy Statement and keep it for future reference.
The Meeting has been called for the purpose of having the shareholders of the Company consider and take action upon the proposals listed in the Notice (each, a "Proposal" and, collectively, the "Proposals"). This Proxy Statement contains information you should know before voting on the Proposals. As described in greater detail below, Proposal 1 asks shareholders of all of the Funds to elect four Directors to the Company's Board. Two nominees are currently Directors of the Company and two nominees would, if elected, be new Directors of the Company. Proposal 2 asks shareholders of each Fund to approve a proposal to authorize RE Advisers Corporation (the "Adviser") and the Company, on behalf of the Fund, to enter into and materially amend certain investment sub-advisory agreements, with the approval of the Board, but without obtaining additional shareholder approval. The following is a list of the Proposals presented in this Proxy Statement and the Funds that are affected by such Proposals:
Proposal	Description of Proposal	Funds Entitled to Vote
Proposal 1	To elect Julie H. Dellinger, Judith H. McKinney, Mark D. Santero, and Peter J. Tonetti to serve as Directors of the Company.	All Funds
Proposal 2
To authorize the Adviser and the Company to enter into and materially amend certain investment sub-advisory agreements, with the approval of the Board, but without obtaining additional shareholder approval.

All Funds
Proposal 3	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.	All Funds

With respect to Proposal 1, shareholders of all of the Funds will vote together as a single class. With respect to Proposals 2, shareholders of each Fund will vote separately as a single class.
All proxy cards that are properly executed in accordance with the instructions set forth on the proxy card and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment(s) or postponement(s) thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card. To be considered received in time, proxies voted over the Internet, by telephone or by mail must be received by the Company by 11:59 P.M. Eastern Time on June 26, 2019. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or e-mail by officers and Directors of your Fund, officers and employees of the Adviser and other representatives of your Fund (who will receive no compensation therefor in addition to their regular compensation). In addition, the Funds have retained Broadridge Investor Communication Solutions, Inc. ("Broadridge") to assist in the solicitation of proxies of shareholders of the Company.
A copy of the Company's semi-annual and annual reports may be obtained, without charge, by writing to the Company at 4301 Wilson Boulevard, Arlington, Virginia 22203, telephoning the Company at (800) 258-3030 (toll-free), visiting the Company's website at www.homesteadfunds.com or visiting the Securities and Exchange Commission's ("SEC") website at www.sec.gov.
Shareholders of record at the close of business on April 1, 2019 (the "Record Date"), are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

PROPOSAL 1. ELECTION OF DIRECTORS
(All Funds)
The purpose of this Proposal is to elect four Directors to serve on the Company's Board. It is intended that the accompanying proxy will be voted for the election as Directors of the nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. The election of each nominee must be approved by the affirmative vote of a plurality of the shares voting at the Meeting at which a quorum is present.
The Board currently consists of eight Directors (the "Current Directors"). Seven of the Current Directors on the Board, including the chairman of the Board, are Directors who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds or the Adviser (each, a "Disinterested Director"). One of the Current Directors on the Board, Mr. Santero, is an "interested person" of the Company by reason of his affiliation with the Adviser (the "Interested Director").
On December 11, 2018, the Board determined to increase the number of Directors from eight to ten and seek to add two additional Directors to the Board in order to expand the diversity of backgrounds and experience of the Directors on the Board and in consideration of Director succession planning. In that regard, the Board formed an ad hoc Nominating Committee (the "Ad Hoc Nominating Committee") comprised of all of the Disinterested Directors for purposes of leading the search and interview process for new Director candidates.  Based on the recommendation of the Ad Hoc Nominating Committee, the Board has nominated for election by shareholders Julie H. Dellinger and Judith H. McKinney to fill the two newly-created vacancies on the Board. Under the 1940 Act, the Company is required to hold a shareholders meeting for the election of Directors if, after filling a vacancy on the Board of Directors, less than two-thirds of the Directors holding office would have been elected by shareholders. Six of the eight Current Directors (each Current Director other than Messrs. Santero and Tonetti) have been elected by shareholders; therefore, shareholder approval is required in order for both Mses. Dellinger and McKinney to join the Board. The Board also determined to use this opportunity to nominate for election by shareholders Messrs. Santero and Tonetti, each of whom currently serves as a Director of the Company and has not previously been elected by shareholders of the Company. Mses. Dellinger and McKinney and Messrs. Santero and Tonetti are collectively referred to herein as the "Director Nominees." Information regarding each of the Director Nominees appears in the following pages. The Board recommends that you vote in favor of their election.

Each Director Nominee's substantial professional accomplishments and prior experience, including, with respect to Messrs. Santero and Tonetti, their prior experience serving as Directors of the Funds, and in fields related to the operations of the Funds, were significant factors in determining that the individual should be nominated to serve as a Director. Below is a summary of each Director Nominee's professional experience and additional considerations that contributed to the Board's conclusion that such Director should be nominated to serve as a Director of the Company:
Disinterested Director Nominees
Julie H. Dellinger — Since 2017, Ms. Dellinger has served as the Chief Executive Officer of Westminster Investment Consultants, an investment consultancy firm providing services to institutional clients regarding investment program and product design, implementation and management, including fiduciary and governance matters.  From 1998 until 2017, Ms. Dellinger was the Managing Vice President of ICMA Retirement Corporation, a $50+ billion investment management and retirement services firm, where she served on the senior management team and was the executive responsible for managing the activities of the firm's investment advisory subsidiary.
Judith H. McKinney — Prior to her retirement in 2019, Ms. McKinney was an Executive Vice President and Manager with Callan, LLC's institutional consulting group, where she oversaw the sales and maintenance of relationships with over 180 investment management firm clients with assets ranging from $5 billion to $7 trillion.  During her tenure at Callan, Ms. McKinney was also focused on strategic assignments for senior management and boards of directors of investment management firms.

Peter J. Tonetti —Mr. Tonetti is a Disinterested Director of the Board, on which he has served since 2010. From 2008 until his retirement in 2015, Mr. Tonetti was the Chief Investment Officer for Hamilton College. In this role, he was responsible for investing the college's endowment fund. Prior to 2008, Mr. Tonetti was the Senior Director of Pension Finance and Investments at Philips Electronics North America Corporation, where he was responsible for managing the company's pension and savings plan assets.
Interested Director Nominee
Mark D. Santero — Mr. Santero is the President and Chief Executive Officer of the Company and is an Interested Director of the Board, which he joined in 2018. Mr. Santero is a Director and the Chief Executive Officer and President of the Adviser. Prior to joining the Adviser, Mr. Santero served as the Chief Executive Officer of The Dreyfus Corporation from 2016 until 2017 and the Chief Operating Officer of BNY Mellon Investment Management from 2014 to 2016. Prior to this, Mr. Santero held various roles at OppenheimerFunds Distributor, Inc. and Tremont Group Holdings, Inc., subsidiaries of Oppenheimer Funds, Inc., where he most recently served as a Managing Director and the Head of Private Client and Trust Banking Group in 2014 and Head of Distribution Operations from 2010 to 2013.
The Director Nominees set forth in the first table below are or, if elected, will be Disinterested Directors and are not considered "interested persons" of the Company. The Director Nominee set forth in the second table below is an Interested Director by virtue of his position as director, chief executive officer and president of the Adviser. Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the Director Nominees. Each of the Director Nominees has indicated he or she will serve if elected, but if he or she should be unable to serve or chooses not to serve, the proxy holders may vote in favor of such substitute nominee as the Board may designate unless such proxy contains specific restrictions to the contrary (or, alternatively, the Board may determine to save a vacancy). If elected, each Director Nominee will serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies or as otherwise provided in the By-laws of the Company. The Company is a Maryland corporation and registered with the SEC as an open-end management investment company. As such, the Company is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required to be acted upon under the 1940 Act, and, accordingly, generally does not hold annual meetings unless required to as set forth in the Company's By-laws. The business address of the persons listed below is 4301 Wilson Boulevard, Arlington, VA 22203.
Disinterested Director Nominees
Name and Date of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen/to be Overseen by Director Nominee	Other Directorships Held by Director Nominee
Julie H. Dellinger 10/4/1953	Director Nominee		Westminster Investment Consultants, CEO (2017-present); Managing Vice President of Investments, ICMA-RC and Manager, Vantagepoint Investment Advisers, LLC (1998-2017).	9	None
Judith H. McKinney 7/10/1950	Director Nominee		Executive Vice President and Manager, Callan LLC (2007-2019).	9	None
Peter J. Tonetti 2/11/1953	Director, Member of Audit Committee, Member of Compensation Committee	2010–Present	Retired (2015-present); Chief Investment Officer, Hamilton College (2008-2015); prior thereto, Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008).	9	None

Interested Director Nominee
Name and Date of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director Nominee	Number of Funds Overseen by Director Nominee	Other Directorships Held by Director Nominee
Mark D. Santero 5/29/61[1]	Director, President and Chief Executive Officer	2018–Present	RE Advisers Corporation, President, Chief Executive Officer and Director (2018-present); Chief Executive Officer, The Dreyfus Corporation (2016-2017); Chief Operating Officer, BNY Mellon Investment Management (2014-2016); OppenheimerFunds Distributor, Inc., Managing Director and Head of Private Client and Trust Banking Group (2014) and Head of Distribution Operations (2010-2013).	9	N/A

[1]	Mr. Santero is a Director who is an "interested person" of the Company within the meaning of Section 2(a)(19) of the 1940 Act due to his affiliation with the Adviser and its affiliates.

Ownership of Securities
The following tables show the dollar range of shares beneficially owned by the Director Nominees in each Fund and in any investment company overseen by the Director in the Homestead Funds Family of Investment Companies as of March 31, 2019:
Disinterested Director Nominees
NAME OF DIRECTOR NOMINEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR NOMINEE IN FAMILY OF INVESTMENT COMPANIES[1]
Julie H. Dellinger	None	None
Judith H. McKinney	None	None
Peter J. Tonetti	Short-Term Bond Fund $10,001 - $50,000	$10,001 - $50,000

Interested Director Nominees
NAME OF DIRECTOR NOMINEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR NOMINEE IN FAMILY OF INVESTMENT COMPANIES[1]
Mark D. Santero	Short-Term Bond Fund Over $100,000 Small-Company Stock Fund $50,001 - $100,000 Value Fund Over $100,000	Over $100,000

[1]	Family of Investment Companies includes Homestead Funds Trust, another investment company managed by the Adviser.

Compensation of Directors
The Company pays each Disinterested Director an annual retainer, as well as a per meeting fee, as set forth below. Mses. McKinney and Dellinger currently serve as advisors to the Board of Directors and as such receive the per meeting fee listed below.

Annual Retainer
Independent Board Chair	$83,000
Audit Committee Chair	$72,000
Compensation Committee Chair	$72,000
Non-chair Disinterested Director	$67,000

Per Meeting Fee
Regular or Special Board Meeting	$6,000
Audit Committee Meeting	$4,000
Compensation Committee Meeting	$1,500

The following tables set forth compensation information relating to the Directors and Director Nominees of the Company for the year ended December 31, 2018:
Disinterested Directors and Disinterested Director Nominees
Name of Person, Position	Aggregate Compensation from Homestead Funds (Including Voluntary Deferred Compensation)[1]	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Homestead Funds and Fund Complex Paid to Directors[2]
Douglas W. Johnson[3] Director and Chairman of the Audit Committee	$121,000	N/A	N/A	$121,000
Kenneth R. Meyer[3] Director and Chairman of the Compensation Committee	$114,000	N/A	N/A	$114,000
James F. Perna Director and Chairman of the Board	$131,500	N/A	N/A	$131,500

Name of Person, Position	Aggregate Compensation from Homestead Funds (Including Voluntary Deferred Compensation)[1]	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Homestead Funds and Fund Complex Paid to Directors[2]
Sheldon C. Petersen Director	$116,000	N/A	N/A	$116,000
Mark Rose Director	$109,000	N/A	N/A	$109,000
Peter J. Tonetti Director and Director Nominee	$109,000	N/A	N/A	$109,000
Anthony M. Marinello[3] Director	$109,000	N/A	N/A	$109,000
Julie H. Dellinger Director Nominee[5]	None	N/A	N/A	None
Judith H. McKinney Director Nominee[6]	None	N/A	N/A	None

Interested Director/Interested Director Nominee
Name of Person, Position	Aggregate Compensation from Homestead Funds (Including Voluntary Deferred Compensation)[1]	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Homestead Funds and Fund Complex Paid to Directors[2]
Mark D. Santero Director and Director Nominee [4]	N/A	N/A	N/A	N/A

[1]
Amounts may be deferred by eligible directors under a nonqualified compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the Directors.

[2]
Payment of compensation to the Directors is allocated to each Fund according to each Fund's assets under management. The Fund Complex includes Homestead Funds Trust, another investment company managed by the Adviser.

[3]
The total amount of deferred compensation accrued by the Funds (plus earnings thereon) through the fiscal year ended December 31, 2018 for participating Directors is as follows: Mr. Johnson ($9,126), Mr. Marinello ($134,979) and Mr. Meyer ($514,578). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Funds until paid to the directors.

[4]	Mr. Santero was appointed to the Board on June 5, 2018.
[5]
Effective March 1, 2019, the Board of Directors appointed Ms. Dellinger as an advisor to the Board. Ms. Dellinger receives compensation from the Funds for serving as an advisor as set forth under "Compensation of Directors" above.

[6]
Effective March 1, 2019, the Board of Directors appointed Ms. McKinney as an advisor to the Board. Ms. McKinney receives compensation from the Funds for serving as an advisor as set forth under "Compensation of Directors" above.

Board Structure
Board Structure and Oversight Function. The Board is responsible for oversight of the Funds. Each Fund, except the Stock Index Fund, has engaged the Adviser to manage the Fund on a day-to-day basis.  The Adviser is the administrator of the Stock Index Fund. The Board is responsible for overseeing the Adviser and the Funds' other service providers in the operations of each Fund in accordance with the 1940 Act, applicable state and other laws, and the Funds' articles of incorporation and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established two standing committees—the Audit and Compensation Committees— and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each standing committee is composed exclusively of Disinterested Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below.

A Disinterested Director serves as Chairman of the Funds' Board of Directors. The Chairman's duties include, without limitation, setting the agenda for each Board meeting in cooperation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Disinterested Directors and management. The Directors have determined that the Board's leadership by a Disinterested Director is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser, RE Investment Corporation, the principal underwriter of the Funds' shares ("RE Investment"), and the other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships.  During the fiscal year ended December 31, 2018, the Board convened six times.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Funds resides with the Adviser, RE Investment or other service providers (depending on the nature of the risk). The Board has charged the Adviser with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the Funds; (ii) implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances may occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above. Not all risks that may affect the Funds can be identified or processes and controls may not be able to be developed to eliminate or mitigate their occurrence or effects, and some are simply beyond any control of the Funds, the Adviser, RE Investment or other service providers.

Risk oversight forms part of the Board's general oversight of each Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Funds' investment management and business affairs are carried out by or through the Adviser, RE Investment and other service providers, including subadvisers for certain Funds. Each of these persons has an independent interest in risk management, but the policies and the methods by which one or more risk management functions are carried out may differ in terms of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, the Funds' officers, including the Chief Compliance Officer, their independent registered public accounting firm and Fund counsel, as appropriate, regarding risks faced by the Funds, the Adviser and RE Investment.

The Board of Directors of the Company has an Audit Committee and a Compensation Committee. As discussed above, the Board of Directors formed the Ad Hoc Nominating Committee for purposes of leading the search and interview process for new Director candidates. The duties of these three committees and their present membership are as follows:

The members of the Audit Committee consult with the Company's independent registered public accounting firm at least twice annually to oversee and to assist the Board in fulfilling its oversight responsibilities of: the Funds' accounting and financial reporting processes and internal controls; the quality and objectivity of the Funds' financial statements and the independent audit thereof; the Funds' system of internal accounting and financial controls; the Funds' compliance with legal and regulatory requirements; and the independent auditors' qualifications, performance and independence. Mr. Johnson is the Chairman of the Audit Committee and Messrs. Marinello, Meyer, Perna, Petersen, Rose, and Tonetti are members of the Audit Committee. During the fiscal year ended December 31, 2018, the Audit Committee convened two times.

The members of the Compensation Committee meet at least annually to assist the Board in carrying out its responsibilities relating to compensation, including the compensation of the Chief Compliance Officer, pursuant to Rule 38a-1(a)(4)(i) under the 1940 Act, as well as the compensation of the Disinterested Directors. Mr. Meyer is the Chairman of the Compensation Committee and Messrs. Johnson, Marinello, Perna, Petersen, Rose, and Tonetti are members of the Compensation Committee.  During the fiscal year ended December 31, 2018, the Compensation Committee convened two times.

  The Board may form a nominating committee to consider candidates for Director recommended by the Company's current Directors, officers, or shareholders, the Adviser, or any other source deemed to be appropriate by the nominating committee.  While the Board does not have a policy with regard to the consideration of candidates recommended by shareholders, candidates properly submitted by shareholders will be considered and evaluated on the same basis as candidates recommended by other sources.  The Board and the nominating committee, if one is formed, considers the diversity of gender, race, age, and experience of candidates, with special consideration of a financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002. The Board and the nominating committee also evaluate each individual candidate in the context of the overall composition and needs of the Board.  The Board and the nominating committee will take into consideration the following specific qualifications when evaluating candidates: the nominee shall be free of conflicts of interest and potential conflicts of interests; the nominee shall have sufficient time and availability to devote to the affairs of the Funds; the nominee shall be well regarded in the community and shall have a long-term reputation for the highest ethical and moral standards; the nominee shall be highly accomplished in his or her respective field, with superior credentials and recognition; the nominee shall be independent as defined in the Board's policies and procedures; the nominee shall be financially literate and have a sound understanding of business strategy, business environment, corporate governance and board operations; the nominee shall appreciate the highly regulated environment of the Funds and seek knowledge in order to carry out his or her responsibilities; whether the nominee has direct experience in the investment management industry; and whether the nominee, if elected, assists in achieving a mix of directors that represents a diversity of background and experience. Messrs. Johnson, Marinello, Meyer, Perna, Petersen, Rose, and Tonetti were members of the Ad Hoc Nominating Committee. During the fiscal year ended December 31, 2018, the Ad Hoc Nominating Committee convened one time.
Communications to the Board of Directors may be addressed to the Company as follows:
Homestead Funds, Inc.
Attn: Danielle C. Sieverling,
4301 Wilson Boulevard, OGC9-201
Arlington, VA 22203

 Any such communications received will be reviewed by the Board at its next regularly scheduled meeting. The Company reserves the right to amend these procedures at any time and from time to time without prior notice to the shareholders.

Vote Required
The election of each Director Nominee must be approved by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares voting at the Meeting at which a quorum is present. All Director Nominees receiving a plurality of the votes cast will be elected Directors of the Company. Under a plurality vote, the candidates who receive the most votes will be elected even if they receive approval from less than a majority of the votes cast. Because the Director Nominees are running unopposed, all of the Director Nominees are expected to be elected as Directors, as all Director Nominees who receive votes in favor will be elected while votes not cast or votes to withhold will have no effect on the election outcome. Shareholders of all of the Funds will vote together as a single class.
The Board of Directors recommends that shareholders vote "FOR" each Director Nominee described in this Proposal.

PROPOSAL 2. APPROVAL OF AUTHORIZATION FOR THE ADVISER AND THE COMPANY TO ENTER INTO AND MATERIALLY AMEND CERTAIN INVESTMENT SUB-ADVISORY AGREEMENTS, WITH THE APPROVAL OF THE BOARD, BUT WITHOUT OBTAINING SHAREHOLDER APPROVAL
(All Funds)
Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a sub-advisory agreement without obtaining shareholder approval, but the Company and the Adviser have obtained an exemptive order of the SEC that permits the Adviser and the Company to do so, provided that the shareholders of the relevant Funds have authorized the Adviser and the Company to do so in reliance on that order (the "SEC Exemptive Order"). In order to obtain shareholder approval, a Fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board believes that it is in the best interests of shareholders if the Board represents their interests in approving or rejecting recommendations made by the Adviser regarding sub-advisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes.  Accordingly, the Board and the Adviser are asking shareholders to grant authority to the Adviser and the Company to enter into and materially amend certain investment sub-advisory agreements with sub-advisers that are not affiliated persons of the Adviser, with the approval of the Board, but without obtaining additional shareholder approval.
SEC Exemptive Order
On May 16, 2017, the SEC granted an order exempting the Company and the Adviser from the federal securities law requirements to obtain shareholder approval regarding unaffiliated sub-advisers. The SEC Exemptive Order is available to all Funds, any future series of the Company, and any other existing or future registered open-end management investment company or series thereof that (i) are advised by the Adviser, or any entity controlling, controlled by or under common control with the Adviser or its successors, (ii) use the "manager-of-managers," structure as described in this Proposal and (iii) comply with the terms and conditions of the SEC Exemptive Order. The relief provided in the SEC Exemptive Order does not extend to any sub-adviser that is an affiliated person of a sub-advised Fund, the Company or the Adviser, other than by reason of serving as a sub-adviser to a sub-advised Fund. The SEC Exemptive Order permits the Adviser and the Company to select new sub-advisers and to materially amend certain investment sub-advisory agreements, with the approval of the Board, including a majority of the Disinterested Directors, but without obtaining shareholder approval, provided shareholders approve the Adviser's and the Company's authority to take such action. As noted above, the Adviser is not currently the investment adviser for the Stock Index Fund and therefore the Fund would not be able to rely on the SEC Exemptive Order at this time. However, the Stock Index Fund may rely on the SEC Exemptive Order in the future if it is managed by the Adviser or any entity controlling, controlled by or under common control with the Adviser or its successors.
Under the SEC Exemptive Order, the Company and the Adviser are subject to several conditions imposed by the SEC to ensure that the interests of the Funds' shareholders are adequately protected. Among these conditions are that within ninety (90) days of the hiring of a new sub-adviser, shareholders of the relevant sub-advised Fund will be furnished with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the Fund would otherwise have been required to send to shareholders in a proxy statement. Also, as noted above, shareholders must approve the Adviser's and the Company's authority to enter into and materially amend certain investment sub-advisory agreements.
Shareholder approval of this Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by the Funds to the Adviser.
Directors' Considerations Regarding Approval of Proposal 2
The Directors believe that it is in the best interest of the Funds and their shareholders to afford the Adviser the flexibility to provide investment advisory services to each Fund through one or more unaffiliated sub-advisers that have particular expertise in the type of investments in which a Fund invests.

As described above, without the ability to utilize the Funds' SEC Exemptive Order, in order for the Adviser to appoint a new sub-adviser for a Fund or modify a Fund's sub-advisory agreement materially, the Board must call and hold a shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund's shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, the Adviser would be able to act more quickly to appoint a new sub-adviser if and when the Board and the Adviser believe that the appointment would benefit a Fund. The Directors believe that granting the Adviser (subject to review and approval by the Board) maximum flexibility to select unaffiliated sub-advisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow each Fund to operate more efficiently.
In addition, the Directors believe that it is appropriate to vest the selection of sub-advisers in the Adviser (subject to review and approval by the Board) in light of the Adviser's investment advisory expertise and their experience in selecting sub-advisers. The Directors believe that if it becomes appropriate to add or change a sub-adviser to your Fund, the Adviser can access this expertise and experience in ways that can add value to the Fund and its shareholders.
Finally, the Directors believe that they will retain sufficient oversight of each Fund's investment sub-advisory arrangements to seek to ensure that shareholders' interests are protected whenever the Adviser selects a sub-adviser or modifies an investment sub-advisory agreement materially. The Board, including a majority of the Disinterested Directors, will continue to evaluate and to approve all proposed investment sub-advisory agreements, as well as any proposed modifications to existing sub-advisory agreements. In doing so, the Directors will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment sub-advisory agreement. As with each Fund's investment advisory agreement, the terms of each investment sub-advisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.
The outcome of a vote for one Fund does not affect any other Fund. If shareholders of a Fund do not approve this Proposal, such Fund will not be able to rely on the SEC Exemptive Order and will generally be required to obtain shareholder approval to enter into or materially amend sub-advisory agreements.

Vote Required
Approval of Proposal 2 on behalf of each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. Shareholders of each Fund will vote separately as a single class.
The Board of Directors recommends that shareholders vote "FOR" this proposal.

OTHER INFORMATION

Information about the Adviser
RE Advisers Corporation, 4301 Wilson Boulevard, Arlington, VA, 22203, is the Adviser to the Funds other than the Stock Index Fund and is the administrator of the Stock Index Fund. The Adviser is a direct, wholly-owned subsidiary of RE Investment, which is an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association ("NRECA"). NRECA is a not-for-profit organization which serves and represents the nation's consumer-owned rural electric cooperatives.

Information about Other Service Providers
RE Investment, 4301 Wilson Boulevard, Arlington, VA 22203, serves as the principal underwriter of the Funds' shares pursuant to a distribution agreement with the Funds. Under the terms of the distribution agreement, RE Investment is not obligated to sell any specific number of shares of the Funds.

Solicitation of Proxies and Payment of Expenses

The Funds have retained Broadridge to assist in the solicitation of proxies of shareholders of the Company at a cost that is not expected to exceed $180,000, although actual costs may be substantially higher. These and any other expenses that are not readily identifiable to a specific Fund will be allocated among the Funds pro rata based on assets.  Although none are currently expected, any expenses of the solicitation that are readily identifiable to a specific Fund (e.g., such as expenses that may be associated with soliciting additional shareholder votes with respect to a specific Fund) will be applied to that Fund. Broadridge will assemble, mail and transmit the notice of meeting, proxy statement and related materials on behalf of the Funds, tabulate the votes that are received, and solicit any additional votes.

Outstanding Shares and Beneficial Ownership of Shares
All shareholders of record at the close of business on April 1, 2019 are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table in Exhibit A lists the total number of shares outstanding for each Fund as of the close of business on April 1, 2019.
The table in Exhibit B lists each holder of more than 5% of any class of shares of the applicable Fund as of the close of business on March 29, 2019. As of March 29, 2019, the Directors and officers of the Company as a group owned 1.18%, 1.14% and 1.66% of the outstanding shares of the Value Fund, Small-Company Stock Fund, and International Equity Fund, respectively. The Directors and officers of the Company, together as a group, beneficially owned less than 1% of the outstanding shares of all other Funds.

Annual Report to Shareholders

For a free copy of the Funds' annual report for the fiscal year ended December 31, 2018, shareholders may call (800) 258-3030, write to the Funds at: 4301 Wilson Boulevard, Arlington, VA, or visit the Funds' website at www.homesteadfunds.com.

Householding
Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Company who share an address, unless the Company has received instructions to the contrary. To request a separate copy of the annual report or the proxy statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Company at the address and phone number set forth above
Submission of Shareholder Proposals
The Company is a Maryland corporation and registered with the SEC as an open-end management investment company. As such, the Company is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required to be acted upon under the 1940 Act, and, accordingly, generally does not hold annual meetings unless required to as set forth in the Company's By-laws. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Articles of Incorporation and the By-laws of the Company. Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Company for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in a Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters
If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. You may change your vote at any time before it has been voted even though a proxy has already been returned by sending a written revocation to the Secretary of the Company, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the proxy solicitor, Broadridge, toll-free at 844-877-6183. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Company, who will receive no compensation therefor in addition to their regular compensation for these services. As noted above, the costs of the solicitation of proxies and the costs of holding the Meeting will be borne by the Funds.
All proxy cards that are properly executed in accordance with the instructions set forth on the proxy card and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment(s) or postponement(s) thereof according to the instructions on the proxy card. To be considered received in time, proxies voted over the Internet, by telephone or by mail must be received by the Company by 11:59 P.M. Eastern Time on June 26, 2019. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.
If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the inspector of elections at the Meeting. One-third of the shares of a Fund or the Company as a whole entitled to vote constitutes a quorum of a Fund or the Company as a whole, respectively.
For purposes of determining the presence of a quorum, abstentions or "broker non-votes" (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in "street name," as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as present. A quorum of shareholders of a Fund is required to take action at the Meeting on Proposals affecting such Fund, such as Proposal 2. Separately, a quorum of shareholders of all of the Funds is required to take action on the election of the Director Nominees to the Board.
If a quorum is not present at the Meeting for the Company or for a Fund, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, or if other matters arise requiring shareholder attention, the chairperson of the Meeting may adjourn the Special Meeting for the Company or for such Fund. The question of adjournments may also be (but is not required to be) submitted to vote of the shareholders of record, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and if approved, such adjournment shall take place without the necessity of further notice. Any shares present and entitled to vote at the Meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

With respect to Proposal 2, the outcome of a vote for one Fund does not affect any other Fund. If shareholders of a Fund do not approve Proposal 2, such Fund will not be able to rely on the SEC Exemptive Order and will generally be required to obtain shareholder approval to enter into or materially amend sub-advisory agreements.

 For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. With respect to Proposal 1, abstentions and broker non-votes will have no effect on the outcome of the vote. Abstentions and broker non-votes will have the same effect as a vote against Proposal 2 in respect of each Fund entitled to vote thereon.
No business other than the matters described above are expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment.
Executive Officers
The following table provides information about the current executive officers of the Company. Each of the persons named as an officer has been elected to the indicated office by the Directors and serves at the pleasure of the Directors. Each such officer's principal occupation is an employee or officer of the Company or its affiliates. None of the officers listed below receive compensation from any of the Funds.
Officers
Name, Address(1) and Date of Birth	Position(s) Held With the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Mark D. Santero 5/29/61	Director, President and Chief Executive Officer	2018–Present
RE Advisers Corporation, President, Chief Executive Officer and Director (2018-present); Chief Executive Officer, The Dreyfus Corporation (2016-2017); Chief Operating Officer, BNY Mellon Investment Management (2014-2016); OppenheimerFunds Distributor, Inc., Managing Director and Head of Private Client and Trust Banking Group (2014) and Head of Distribution Operations (2010-2013).

Danielle C. Sieverling 2/25/71	Chief Compliance Officer	2005–Present
Chief Compliance Officer, RE Advisers (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Chief Compliance Officer, RE Investment Corporation (2017-Present); Secretary, RE Advisers (2017- 2018); Chief Executive Officer and Director, RE Investment Corporation (2017-2018); Director, RE Investment Corporation (2016); Vice President and Director, RE Investment Corporation (2015- 2016); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Chief Compliance Officer, RE Investment Corporation (2005- 2014); Executive Director of Management Advisory Services, NRECA (2007-2008).

Amy M. DiMauro 7/29/71	Treasurer	2007–Present
Treasurer and Director, RE Investment Corporation (2006- present); Treasurer and Director, RE Advisers Corporation (2010- present); Senior Director, Finance & Accounting—Mutual Funds, NRECA (2014-present); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present).Director, Finance & Accounting— Mutual Funds, NRECA (2007- 2014).

John (Jack) Delaney 12/19/83	Secretary	2017–Present
Secretary, RE Advisers (2018-present); Counsel, Securities Compliance, NRECA (2017-present); Senior Counsel, The Rock Creek Group, LP (2014-2017); Associate Attorney, Ruddy Law Office PLLC (2011-2014).

Name, Address(1) and Date of Birth	Position(s) Held With the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Jennifer (Laurie) Webster 9/14/63	Chief Operations Officer	2017–Present
President and Director, RE Investment Corporation (2018- present); Chief Operations Officer, RE Investment Corporation (2017- present); Vice President of Operations and Client Services, RE Advisers (2017-present); Chief Operating Officer, Solomon Hess Capital Management (2017-2017); V.P. Investment Operations and Indexing, Calvert Investments (2014-2017); Director Securities Operations, Calvert Investments (2006-2014).

(1)	The address of each officer is 4301 Wilson Boulevard, Arlington, VA 22203.

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

April 30, 2019

EXHIBIT A: OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

Fund Name	Shares
Daily Income Fund	174,062,511.3090
Short-Term Government Securities Fund	14,641,163.9500
Short-Term Bond Fund	107,259,929.6320
Stock Index Fund	7,022,126.4620
Value Fund	18,029,802.8850
Growth Fund	16,279,255.6600
Small-Company Stock Fund	8,894,635.5220
International Equity Fund	19,977,816.9860

A-1

EXHIBIT B: OWNERSHIP OF SHARES
DAILY INCOME FUND
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Shares
RE Advisers Corporation Arlington, VA 22203-1867	$13,874,273 Corporate account	7.98%

VALUE FUND

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Shares
Pershing, LLC[1] Jersey City, NJ 07399-0001	$100,136,593 Intermediary[2]	10.62%

GROWTH FUND

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Shares
TD Ameritrade Inc., for the Excusive Benefit of Our Clients[1] Omaha, NE 68103-2226	$12,359,702 Intermediary[2]	5.57%

SMALL-COMPANY STOCK FUND
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Shares
National Financial Services LLC for the Exclusive Benefit of Our Clients[1] Jersey City, NJ 07310-2010	$71,293,238.04 Intermediary[2]	15.14%
TD Ameritrade Inc., for the Exclusive Benefit of Our Clients[1] Omaha, NE 68103-2226	$70,555,068.41 Intermediary[2]	14.99%
Pershing, LLC[1] Jersey City, NJ 07399-0001	$68,947,448.15 Intermediary[2]	14.64%
Charles Schwab & Co, Inc., for the Exclusive Benefit of Our Customers[1] San Francisco, CA 94104-4151	$67,257,817.31 Intermediary[2]	14.29%

(1)
The Fund's shares are sold through channels including broker-dealer intermediaries that may establish single, omnibus accounts with the Fund's transfer agent. The beneficial owners of these shares are the individual and other investors who maintain accounts within these broker-dealer intermediaries.

(2)	As a group, investors through intermediaries control more than 5% of some Funds but there is not any indication that any underlying investor controls more than 5%.

B-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET

1)Read the Proxy Statement and have the proxy card below at hand.

2)Go to the website www.proxyvote.com

3)Follow the instructions provided on the website.

VOTE BY PHONE

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E75876-Z74945	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
The Board of Directors recommends you vote FOR the following		For	Withhold	For All	To withhold authority to vote for any individual
proposals:		All	All	Except	nominee(s), mark "For All Except" and write the
1.	Election of Directors				name(s) of the nominee(s) on the line below.

	Nominees:			
01) Julie H. Dellinger

02)Judith H. McKinney

03)Mark D. Santero

04)Peter J. Tonetti

		For	Against	Abstain
2.	To authorize RE Advisers Corporation and Homestead Funds, Inc. ("Homestead Funds") to enter into and materially amend certain investment			
sub-advisory agreements, with the approval of the Board of Directors, but without obtaining additional shareholder approval.

3.To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

to be held on June 27, 2019:

The Proxy Statement is available at www.proxyvote.com.

E75877-Z74945

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 27, 2019

The undersigned holder of shares of the Homestead Funds hereby appoints Mark D. Santero, Danielle C. Sieverling, Amy M. DiMauro, John M. Delaney, and Jennifer (Laurie) Webster, and each of them, the attorneys and proxies of the undersigned, with right of submission, to (i) attend the Special Meeting of Shareholders of the Homestead Funds (the "Meeting") to be held at the offices of the Homestead Funds at 4301 Wilson Boulevard, Arlington, Virginia 22203 on June 27, 2019 at 10:00 A.M, and any adjournment(s) or postponement(s) thereof; and (ii) vote all shares of the Homestead Funds as indicated on the reverse side which the undersigned is entitled to vote, at the Meeting or any adjournment(s) or postponement(s) thereof, and on any other matters that may arise in the meeting, or any adjournment(s) or postponement(s) thereof, in accordance with their best judgement and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Meeting.

The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated April 20, 2019. The undersigned hereby revokes any prior proxy given with respect to the Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE HOMESTEAD FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 27, 2019

The undersigned holder of shares of the Homestead Funds hereby appoints Mark D. Santero, Danielle C. Sieverling, Amy M. DiMauro, John M. Delaney, and Jennifer (Laurie) Webster, and each of them, the attorneys and proxies of the undersigned, with right of submission, to (i) attend the Special Meeting of Shareholders of the Homestead Funds (the "Meeting") to be held at the offices of the Homestead Funds at 4301 Wilson Boulevard, Arlington, Virginia 22203 on June 27, 2019 at 10:00 A.M, and any adjournment(s) or postponement(s) thereof; and (ii) vote all shares of the Homestead Funds as indicated on the reverse side which the undersigned is entitled to vote, at the Meeting or any adjournment(s) or postponement(s) thereof, and on any other matters that may arise in the meeting, or any adjournment(s) or postponement(s) thereof, in accordance with their best judgement and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Meeting.

The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated April 30, 2019. The undersigned hereby revokes any prior proxy given with respect to the Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE HOMESTEAD FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

E75878-Z74945

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)Read the Proxy Statement and have the proxy card below at hand.

2)Go to website www.proxyvote.com

3)Follow the instructions provided on the website.

To vote by Telephone

1)Read the Proxy Statement and have the proxy card below at hand.

2)Call 1-800-690-6903

3)Follow the instructions.

To vote by Mail

1)Read the Proxy Statement.

2)Check the appropriate boxes on the proxy card below.

3)Sign and date the proxy card.

4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E75879-Z74945	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposals:

1.Election of Directors

Nominees:

01)Julie H. Dellinger

02)Judith H. McKinney

03)Mark D. Santero

04)Peter J. Tonetti

For	Withhold	For All	To withhold authority to vote for any individual

All	All	Except	nominee(s), mark "For All Except" and write the
name(s) of the nominee(s) on the line below.
		
For Against Abstain
2.	To authorize RE Advisers Corporation and Homestead Funds, Inc. ("Homestead Funds") to enter into and materially amend certain investment			
sub-advisory agreements, with the approval of the Board of Directors, but without obtaining additional shareholder approval.

3.To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

to be held on June 27, 2019:

The Proxy Statement is available at www.proxyvote.com.

E75880-Z74945

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 27, 2019

The undersigned holder of shares of the Homestead Funds hereby appoints Mark D. Santero, Danielle C. Sieverling, Amy M. DiMauro, John M. Delaney, and Jennifer (Laurie) Webster, and each of them, the attorneys and proxies of the undersigned, with right of submission, to (i) attend the Special Meeting of Shareholders of the Homestead Funds (the "Meeting") to be held at the offices of the Homestead Funds at 4301 Wilson Boulevard, Arlington, Virginia 22203 on June 27, 2019 at 10:00 A.M, and any adjournment(s) or postponement(s) thereof; and (ii) vote all shares of the Homestead Funds as indicated on the reverse side which the undersigned is entitled to vote, at the Meeting or any adjournment(s) or postponement(s) thereof, and on any other matters that may arise in the meeting, or any adjournment(s) or postponement(s) thereof, in accordance with their best judgement and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Meeting.

The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated April 30, 2019. The undersigned hereby revokes any prior proxy given with respect to the Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE HOMESTEAD FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.